Exhibit 99.1

For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FIRST QUARTER 2009 RESULTS

Achieves First Quarter Revenues of $165.6 Million

ALISO VIEJO, Calif., May 11, 2009 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended March 31, 2009. Total revenues decreased 4.2% to $165.6 million compared to the prior year’s first quarter revenue of $172.8 million. Operating margins increased to 11.3% during the quarter ended March 31, 2009 as compared to 5.5% during the comparable period of 2008.

Quest’s cash and investments at March 31, 2009, totaled $310.6 million, an increase of $50.2 million over the comparable balance at December 31, 2008. Quest generated cash flow from operations of $48.2 million in the first quarter of 2009.

“While market conditions remained difficult during the quarter, I am pleased that we maintained our operating cost discipline thus delivering margin improvement over the comparable quarter in 2008. Today, customers are focused on managing their IT costs to deliver higher levels of ROI to support their organizational requirements and our products and solutions are well positioned within the marketplace to help our customers achieve this objective,” said Doug Garn, President & CEO of Quest.

GAAP Results

Quest’s net income for the first quarter of 2009 was $9.9 million, or $0.10 per fully diluted share. This compares to net income of $13.3 million, or $0.13 per share on a fully diluted basis, for the first quarter of 2008. Operating margins increased year-over-year from 5.5% to 11.3% in the first quarter, resulting in operating income of $18.7 million which compares to $9.5 million for the corresponding period in 2008.

Quest Software Reports First Quarter 2009 Results – page 2 of 10

Non-GAAP Results

On a non-GAAP basis, net income for the first quarter of 2009 was $21.5 million, or $0.22 per fully diluted share. This compares to non-GAAP net income of $22.2 million, or $0.21 per share on a fully diluted basis, for the first quarter of 2008. The non-GAAP operating margin was 19.3% in the first quarter of 2009, resulting in non-GAAP operating income of $32.0 million, compared to non-GAAP operating margin and operating income of 13.5% and $23.3 million, respectively, for the corresponding period in 2008.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, share-based compensation expenses and expenses associated with our stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. By excluding charges such as those described above from its GAAP-based results, we believe these non-GAAP financial measures are more likely to facilitate investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

First Quarter 2009 Conference Call Information

Quest will host a conference call today, Monday, May 11, 2009, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest’s website in the Investor Relations section at www.quest.com/investor_relations/. A webcast replay will be available on the same website through May 11, 2010. An audio replay of the conference call will also be available through May 18, 2009 by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 8846010.

Quest Software Reports First Quarter 2009 Results – page 3 of 10

About Quest Software, Inc.

Quest Software, Inc., a leading enterprise systems management vendor, delivers innovative products that help organizations get more performance and productivity from their applications, databases, Windows infrastructure and virtual environments. Quest also provides customers with client management through its ScriptLogic subsidiary and server virtualization management through its Vizioncore subsidiary. Through a deep expertise in IT operations and a continued focus on what works best, Quest helps more than 100,000 customers worldwide meet higher expectations for enterprise IT. Quest can be found in offices around the globe and at www.quest.com.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on our relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in our various product areas; uncertainties relating to ongoing litigation arising from our stock option investigation; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to our recent SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2008, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports First Quarter 2009 Results – page 4 of 10

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2009	2008
Revenues:
Licenses	$62,370	$79,142
Services	103,227	93,638

Total revenues	165,597	172,780
Cost of revenues:
Licenses	1,669	2,414
Services	13,761	15,071
Amortization of purchased technology	5,315	4,924

Total cost of revenues	20,745	22,409

Gross profit	144,852	150,371
Operating expenses:
Sales and marketing	66,538	76,372
Research and development	37,696	38,221
General and administrative	18,522	23,471
Amortization of other purchased intangible assets	3,406	2,801

Total operating expenses	126,162	140,865

Income from operations	18,690	9,506
Other income (expense), net	(4,146)	7,885

Income before income tax provision	14,544	17,391
Income tax provision	4,615	4,102

Net income	$9,929	$13,289

Net income per share:
Basic	$0.11	$0.13

Diluted	$0.10	$0.13

Weighted average shares:
Basic	94,330	103,301
Diluted	95,750	106,047

Quest Software Reports First Quarter 2009 Results – page 5 of 10

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, share-based compensation expense, expenses, including indemnification advances, associated with ongoing legal matters arising from our stock option investigation and the estimated tax effect related to each of these items. The Company’s basis for these adjustments is described below.

Quest’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. The Company’s management believes that by excluding charges such as those described above from its GAAP-based results, these non-GAAP financial measures are more likely to facilitate investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and charges for acquired in-process research and development that are related to business combinations, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts better understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports First Quarter 2009 Results – page 6 of 10

•

Although share-based compensation is an important aspect of the compensation of the Company’s employees and executives, share-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Share-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Ongoing expenses associated with our stock option investigation include expenses incurred for outside legal fees and costs, consulting services and other professional fees, and indemnification expenses for current and former directors and officers. Because these expenses are non-recurring and unique to the stock option investigation, we believe they are not indicative of future operating results and that our investors benefit from an understanding of our operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude transaction costs and amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur share-based compensation expenses.

Quest Software Reports First Quarter 2009 Results – page 7 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2009	2008
GAAP total cost of revenues	$20,745	$22,409
Amortization of purchased technology	(5,315)	(4,924)
Share-based compensation expense	(160)	(260)

Non-GAAP total cost of revenues	$15,270	$17,225

GAAP gross profit	$144,852	$150,371
Amortization of purchased technology	5,315	4,924
Share-based compensation expense	160	260

Non-GAAP gross profit	$150,327	$155,555

GAAP income from operations	$18,690	$9,506
Amortization of purchased technology	5,315	4,924
Amortization of other purchased intangible assets	3,406	2,801
Share-based compensation expense	4,133	4,401
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	452	1,621

Non-GAAP income from operations	$31,996	$23,253

GAAP net income	$9,929	$13,289
Amortization of purchased technology	5,315	4,924
Amortization of other purchased intangible assets	3,406	2,801
Share-based compensation expense	4,133	4,401
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	452	1,621
Tax effect of these adjustments	(1,710)	(4,835)

Non-GAAP net income	$21,525	$22,201

GAAP net income per basic share	$0.11	$0.13
Amortization of purchased technology	0.06	0.05
Amortization of other purchased intangible assets	0.04	0.03
Share-based compensation expense	0.04	0.04
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	0.00	0.01
Tax effect of these adjustments	(0.02)	(0.05)

Non-GAAP net income per basic share	$0.23	$0.21

Shares used in basic per share amounts	94,330	103,301

GAAP net income per fully diluted share	$0.10	$0.13
Amortization of purchased technology	0.06	0.05
Amortization of other purchased intangible assets	0.04	0.03
Share-based compensation expense	0.04	0.04
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	0.00	0.01
Tax effect of these adjustments	(0.02)	(0.05)

Non-GAAP net income per fully diluted share	$0.22	$0.21

Shares used in fully diluted per share amounts	95,750	106,047

Quest Software Reports First Quarter 2009 Results – page 8 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$66,538	$37,696	$18,522	$3,406	$126,162
Amortization of other purchased intangible assets	—	—	—	(3,406)	(3,406)
Share-based compensation expense	(1,262)	(1,454)	(1,257)	—	(3,973)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(452)	—	(452)

Non-GAAP operating expenses	$65,276	$36,242	$16,813	$—	$118,331

	Three Months Ended March 31, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$76,372	$38,221	$23,471	$2,801	$140,865
Amortization of other purchased intangible assets	—	—	—	(2,801)	(2,801)
Share-based compensation expense	(1,727)	(1,636)	(778)	—	(4,141)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(1,621)	—	(1,621)

Non-GAAP operating expenses	$74,645	$36,585	$21,072	$—	$132,302

Quest Software Reports First Quarter 2009 Results – page 9 of 10

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$260,655	$215,895
Restricted cash	2,015	2,425
Short-term investments	205	632
Accounts receivable, net	101,101	153,892
Prepaid expenses and other current assets	18,114	17,362
Deferred income taxes	18,971	18,460

Total current assets	401,061	408,666
Property and equipment, net	76,212	77,394
Long-term investments	47,694	41,410
Intangible assets, net	95,955	104,567
Goodwill	657,199	655,777
Deferred income taxes	26,538	28,026
Other assets	24,500	29,819

Total assets	$1,329,159	$1,345,659

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,480	$3,798
Accrued compensation	34,346	45,079
Other accrued expenses	32,317	39,760
Current portion of income taxes payable	3,549	167
Current portion of deferred revenue	261,455	272,626

Total current liabilities	336,147	361,430
Long-term liabilities:
Long-term portion of deferred revenue	67,765	66,086
Long-term portion of income taxes payable	37,693	40,846
Other long-term liabilities	3,520	3,545

Total long-term liabilities	108,978	110,477
Stockholders’ equity	884,034	873,752

Total liabilities and stockholders’ equity	$1,329,159	$1,345,659

Quest Software Reports First Quarter 2009 Results – page 10 of 10

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net income	$9,929	$13,289
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,759	12,003
Compensation expense associated with share-based payments	3,594	3,878
Deferred income taxes	963	572
Unrealized gains on long-term investments, net of loss from put options	(274)	—
Excess tax benefit related to share-based compensation	(185)	(1,330)
Provision for bad debts	(38)	134
Other non-cash adjustments, net	43	—
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	49,284	49,121
Prepaid expenses and other current assets	181	(3,703)
Other assets	(202)	(904)
Accounts payable	(1,347)	1,161
Accrued compensation	(9,866)	(6,470)
Other accrued expenses	(7,141)	(6,182)
Income taxes payable	(55)	(8,593)
Deferred revenue	(9,492)	2,257
Other liabilities	64	97

Net cash provided by operating activities	48,217	55,330
Cash flows from investing activities:
Purchases of property and equipment	(2,375)	(3,162)
Cash paid for an acquisition, net of cash acquired	—	(48,152)
Change in restricted cash	391	48,924
Purchases of cost-method investments	—	(3,160)
Purchases of investment securities	—	(51,999)
Sales and maturities of investment securities	500	34,870

Net cash used in investing activities	(1,484)	(22,679)
Cash flows from financing activities:
Repurchase of common stock	(3,827)	—
Repayment of capital lease obligations	(61)	(56)
Cash paid for line of credit fees	(1,979)	—
Proceeds from the exercise of stock options	1,088	18,646
Excess tax benefit related to share-based compensation	185	1,330

Net cash provided by (used in) financing activities	(4,594)	19,920
Effect of exchange rate changes on cash and cash equivalents	2,621	(1,605)

Net increase in cash and cash equivalents	44,760	50,966
Cash and cash equivalents, beginning of period	215,895	235,568

Cash and cash equivalents, end of period	$260,655	$286,534